Exhibit 99.2

BRISTOL-MYERS SQUIBB COMPANY
CONSOLIDATED STATEMENT OF EARNINGS
ADJUSTED FOR CONVATEC DISCONTINUED OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2008
(Unaudited, amounts in millions except per share data)

As reported

Net Sales	$10,094
Cost of products sold	3,240
Marketing, selling and administrative	2,299
Advertising and product promotion	739
Research and development	1,608
Acquired in-process research and development	32
Provision for restructuring, net	41
Litigation expense, net	2
Equity in net income of affiliates	(314)
Other expense, net	19
Total expenses, net	7,666

Earnings from Continuing Operations Before Minority Interest & Taxes	2,428
Provision for income taxes	588
Minority Interest, net of taxes	471
Net Earnings - Continuing Operations	1,369

Discontinued Operations:
Earnings, net of taxes (1)	99
Loss on Disposal, net of taxes	(43)
56
Net Earnings	$1,425

Earnings per Common Share
Basic:
Net Earnings from Continuing Operations	$0.69
Discontinued Operations:
Earnings, net of taxes (2)	0.05
Loss on Disposal, net of taxes	(0.02)
Net Earnings per Common Share	$0.72

Diluted:
Net Earnings from Continuing Operations	$0.69
Discontinued Operations:
Earnings, net of taxes (2)	0.05
Loss on Disposal, net of taxes	(0.02)
Net Earnings per Common Share	$0.72

Average Common Shares Outstanding:
Basic	1,976
Diluted	2,007

(1) The Business' net earnings of $95 million is included within Discontinued Operations Earnings, net of taxes.
(2) Basic and Diluted Earnings, net of taxes relating to the Business amounted to $0.05 and $0.05, respectively.

BRISTOL-MYERS SQUIBB COMPANY
CONSOLIDATED STATEMENT OF EARNINGS
ADJUSTED FOR CONVATEC DISCONTINUED OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
(Unaudited, amounts in millions except per share data)

	As reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$19,348	$1,155	$18,193
Cost of products sold	6,218	350	5,868
Marketing, selling and administrative	4,855	339	4,516
Advertising and product promotion	1,465	50	1,415
Research and development	3,282	55	3,227
Acquired in-process research and development	230	–	230
Provision for restructuring, net	183	–	183
Litigation expense, net	14	–	14
Gain on sale of product assets and businesses	(273)	–	(273)
Equity in net income of affiliates	(524)	–	(524)
Other expense, net	364	13	351
Total expenses, net	15,814	807	15,007

Earnings from Continuing Operations Before Minority Interest & Taxes	3,534	348	3,186
Provision for income taxes	803	121	682
Minority Interest, net of taxes	763	–	763
Net Earnings - Continuing Operations	1,968	227	1,741

Discontinued Operations:
Earnings, net of taxes	197	227	424
Gain on Disposal, net of taxes	–	–	–
	197	227	424
Net Earnings	$2,165	$–	$2,165

Earnings per Common Share
Basic:
Net Earnings from Continuing Operations	$1.00	$(0.12)	$0.88
Discontinued Operations:
Earnings, net of taxes	0.10	0.12	0.22
Gain on Disposal, net of taxes	–	–	–
Net Earnings per Common Share	$1.10	$–	$1.10

Diluted:
Net Earnings from Continuing Operations	$0.99	$(0.11)	$0.88
Discontinued Operations:
Earnings, net of taxes	0.10	0.11	0.21
Gain on Disposal, net of taxes	–	–	–
Net Earnings per Common Share	$1.09	$–	$1.09

Average Common Shares Outstanding:
Basic	1,970		1,970
Diluted	1,980		1,980

BRISTOL-MYERS SQUIBB COMPANY
CONSOLIDATED STATEMENT OF EARNINGS
ADJUSTED FOR CONVATEC DISCONTINUED OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(Unaudited, amounts in millions except per share data)

	As reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$17,256	$1,048	$16,208
Cost of products sold	5,739	319	5,420
Marketing, selling and administrative	4,800	331	4,469
Advertising and product promotion	1,340	36	1,304
Research and development	2,991	40	2,951
Provision for restructuring, net	59	–	59
Litigation expense, net	302	–	302
Gain on sale of product assets and businesses	(200)	–	(200)
Equity in net income of affiliates	(474)	–	(474)
Other expense, net	299	7	292
Total expenses, net	14,856	733	14,123

Earnings from Continuing Operations Before Minority Interest & Taxes	2,400	315	2,085
Provision for income taxes	538	107	431
Minority Interest, net of taxes	440	–	440
Net Earnings - Continuing Operations	1,422	208	1,214

Discontinued Operations:
Earnings, net of taxes	163	208	371
Gain on Disposal, net of taxes	–	–	–
	163	208	371
Net Earnings	$1,585	$–	$1,585

Earnings per Common Share
Basic:
Net Earnings from Continuing Operations	$0.73	$(0.11)	$0.62
Discontinued Operations:
Earnings, net of taxes	0.08	0.11	0.19
Gain on Disposal, net of taxes	–	–	–
Net Earnings per Common Share	$0.81	$–	$0.81

Diluted:
Net Earnings from Continuing Operations	$0.73	$(0.11)	$0.62
Discontinued Operations:
Earnings, net of taxes	0.08	0.11	0.19
Gain on Disposal, net of taxes	–	–	–
Net Earnings per Common Share	$0.81	$–	$0.81

Average Common Shares Outstanding:
Basic	1,960		1,960
Diluted	1,963		1,963

BRISTOL-MYERS SQUIBB COMPANY
CONSOLIDATED STATEMENT OF EARNINGS
ADJUSTED FOR CONVATEC DISCONTINUED OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2005
(Unaudited, amounts in millions except per share data)

	As reported	Amounts Transferred to Discontinued Operations	As Adjusted

Net Sales	$18,605	$992	$17,613
Cost of products sold	5,737	291	5,446
Marketing, selling and administrative	4,989	315	4,674
Advertising and product promotion	1,464	40	1,424
Research and development	2,678	40	2,638
Provision for restructuring, net	32	–	32
Litigation expense, net	269	–	269
Gain on sale of product assets and businesses	(569)	–	(569)
Equity in net income of affiliates	(334)	–	(334)
Other expense, net	35	18	17
Total expenses, net	14,301	704	13,597

Earnings from Continuing Operations Before Minority Interest & Taxes	4,304	288	4,016
Provision for income taxes	870	98	772
Minority Interest, net of taxes	592	–	592
Net Earnings - Continuing Operations	2,842	190	2,652

Discontinued Operations:
Earnings, net of taxes	145	190	335
Gain on Disposal, net of taxes	13	–	13
	158	190	348
Net Earnings	$3,000	$–	$3,000

Earnings per Common Share
Basic:
Net Earnings from Continuing Operations	$1.45	$(0.09)	$1.36
Discontinued Operations:
Earnings, net of taxes	0.07	0.09	0.16
Gain on Disposal, net of taxes	0.01	–	0.01
Net Earnings per Common Share	$1.53	$–	$1.53

Diluted:
Net Earnings from Continuing Operations	$1.44	$(0.09)	$1.35
Discontinued Operations:
Earnings, net of taxes	0.07	0.09	0.16
Gain on Disposal, net of taxes	0.01	–	0.01
Net Earnings per Common Share	$1.52	$–	$1.52

Average Common Shares Outstanding:
Basic	1,952		1,952
Diluted	1,983		1,983